AMENDED AND RESTATED CONTINUING OFFER


      For valuable consideration, the receipt and sufficiency of which Taubman Centers, Inc., a Michigan corporation (the "Company"), acknowledges, effective as of September 30, 1997, the Company hereby amends and restates in its entirety the Company's offer (as amended and restated, this "Continuing Offer") to each Initial Offeree (as defined below) and each Designated Offeree (as defined below) to exchange any or all Partnership Interests (as defined below) or Rights (as defined below) owned by each such person in exchange for shares of Common Stock (as defined below) upon the terms and conditions set forth below. This Continuing Offer supersedes a similar offer originally made November 30, 1992, the Company having determined that this modification of the prior offer is not adverse to the offerees of such prior offer.

      1.    Definitions.

      In this Continuing Offer, whenever the context so indicates, the singular or plural number, and the masculine, feminine, or neuter gender shall each be deemed to include the other, the terms "he", "his," and "him" shall refer to an Initial Offeree or a Designated Offeree, and the following terms shall have the indicated meanings:

      "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission under such Act, all as the same shall be in effect at the relevant time.

      "Actually" means, with respect to holding or owning Units of Partnership Interest, those Units of Partnership Interest with respect to which the referenced Person is (i) set forth on the books and records of TRG as the owner thereof (the "Record Partner") or (ii) a designee of a Record Partner as provided in Section 5.2(c) of the Partnership Agreement, in either case without regard to Beneficial Ownership or Constructive Ownership.

      "Beneficial Ownership" means ownership of shares of Capital Stock (or, for purposes of the definitions of "Actually" and "Eligible Holder," Partnership Interests) (i) by a Person who owns such shares of Capital Stock (or Partnership Interests) in his own name or is treated as an owner of such shares of Capital Stock (or Partnership Interests) constructively through the application of
Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3)(A) of the Code; or (ii) by a person who falls within the definition of "Beneficial owner" under Section 776(4) of the Michigan Business Corporation Act. The terms "Beneficial Owner", "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

      "Board of Directors" means the Board of Directors of the Company and any Committee of the Board of Directors established pursuant to the Bylaws of the Company with specific authority in respect of this Continuing Offer given to such Committee.

      "Business Day" means any Day on which the New York Stock Exchange is open for trading.

      "Capital Stock" means the Common Stock and the Preferred Stock, including shares of Common Stock and Preferred Stock that have become Excess Stock.


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



      "Cash Tender Agreement" means the Amended and Restated Cash Tender Agreement, dated as of September 30, 1997, among the Company and certain holders of Partnership Interests.

      "Code" means the Internal Revenue Code of 1986, as the same shall be in effect at the relevant time.

      "Common Stock" means the Common Stock of the Company, par value $.01 per share.

      "Company" means Taubman Centers, Inc., a Michigan corporation.

      "Constructive Ownership" means ownership of shares of Capital Stock (or, for purposes of the definitions of "Actually" and "Eligible Holder," Partnership Interests) by a Person who owns such shares of Capital Stock (or Partnership Interests) in his own name or would be treated as an owner of such shares of Capital Stock (or Partnership Interests) constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner", "Constructively Owns", and "Constructively Owned" shall have the correlative meanings.

      "Day" means each calendar day, including Saturdays, Sundays, and legal holidays; however, if the Day on which a period of time for consent or approval or other action ends is not a Business Day, such period shall end on the next Business Day.

      "Designated Offeree" means (i) each Person (other than an Initial Offeree) who Actually holds Units of Partnership Interest, provided that the Company, upon the request of said Person, designates said Person in writing as a Designated Offeree and provided that said Person would be an Eligible Holder at the time such person is so designated assuming this Continuing Offer were to extend to such Units of Partnership Interest Actually held by said Person, or
(ii) each assignee of a Person described in (i) above in this definition of Designated Offeree, but only if such assignee would be an Eligible Holder at the time of such assignment assuming this Continuing Offer were to extend to the Units of Partnership Interest acquired through such assignment.

      "Determination" shall be as defined in Section 2 hereof.

      "Eligible Assignee Units" means those Units of Partnership Interest acquired and Actually held from time to time by Initial Offerees or Designated Offerees provided that such Initial Offerees or Designated Offerees would be Eligible Holders as of the time of such acquisition assuming this Continuing Offer were to extend to the Units of Partnership Interest so acquired and Actually held.

      "Eligible Holder" means at the relevant time the holder (or if the holder is not the owner for Federal income tax purposes, such owner) of Units of Partnership Interest who if he were to exchange for shares of Common Stock pursuant to this Continuing Offer each Unit of Partnership Interest that is both
(i) Beneficially Owned or Constructively Owned by him (including each Unit of Partnership Interest that is subject to an Incentive Option or Rights Actually held by him) and (ii) subject to this Continuing Offer, would not then Beneficially Own or Constructively Own, or by reason of its Actually owning Units of Partnership Interest would cause another Person to Beneficially Own or Constructively Own, shares of Capital Stock in excess of the Ownership Limit, provided, however, if such holder is a Look Through Entity, such Look Through Entity's Beneficial Ownership or Constructive Ownership may exceed the Ownership Limit but in no event may such Look Through Entity directly or indirectly (without taking into account the ownership of Units of Partnership Interest) own in excess of 9.9% in value of the outstanding shares of Capital Stock, provided further, however, the Partnership Committee shall exempt a Look Through Entity from the requirements of clause (ii) of this definition of Eligible Holder if (a) such Look Through Entity is a bank chartered under the laws of the United States or any state of the United States or is a United States branch of a foreign bank, and (b) TRG has no reasonable reason to believe after the receipt of the written affirmation and undertaking required to be provided by the definition of Look Through Entity that such Look Through Entity would not be an Eligible Holder. In measuring the Beneficial Ownership or Constructive Ownership for this purpose, the Excess Stock Provisions shall be disregarded.

      "Excess Stock" means shares of Common Stock and shares of Preferred Stock that have been automatically converted to Excess Stock pursuant to the provisions of Item (iii) of Subsection (d) of Section 2 of Article III of the Company's Amended and Restated Articles of Incorporation, as amended.

      "Excess Stock Provisions" means the provisions of Article III of the Amended and Restated Articles of Incorporation of the Company, as amended, relating to Excess Stock.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

      "HSR" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

      "Incentive Option" means an option granted pursuant to the TRG Limited Partnership 1992 Incentive Option Plan to acquire a Partnership Interest, general and/or limited, or any future plan providing for the granting to employees of options in respect of Partnership Interests.

      "Initial Offeree" means (i) each Person who Actually holds Units of Partnership Interest as of the date of this Continuing Offer, but only with respect to (x) Units of Partnership Interest held Actually by such Person as of the date of this Continuing Offer, provided such Person would be an Eligible Holder on the date of this Continuing Offer with respect to such Units of Partnership Interest Actually held by such Person assuming this Continuing Offer were to extend to such Units of Partnership Interest, and (y) Eligible Assignee Units, in either case provided that such Person is identified on Schedule A hereto, (ii) each assignee of an Initial Offeree, but only if such assignee would be an Eligible Holder at the time of such assignment assuming this Continuing Offer were to extend to such Units of Partnership Interest so assigned, provided, however, the Initial Offeree assigning such Units of Partnership Interest shall have the right to provide in such assignment that such assignee shall not be an Initial Offeree, (and, therefore, the Units of Partnership Interest so assigned, while held by such assignee, shall not be subject to this Continuing Offer), (iii) each Person who is, or hereafter becomes, a holder of an Incentive Option or Rights, but only if such person would be an Eligible Holder at the time of becoming a holder of such Incentive Option or Rights assuming this Continuing Offer were to extend to the Incentive Option or Rights so acquired, (iv) each Person who hereafter becomes a holder of Units of Partnership Interest pursuant to the exercise by such Person of an Incentive Option, but only if such Person would be an Eligible Holder at the time of such exercise assuming this Continuing Offer were to extend to the Units of Partnership Interest acquired through such exercise, or (v) each assignee of a holder of Units of Partnership Interest as of the date hereof, but only if such assignee would be an Eligible Holder at the time of such assignment assuming this Continuing Offer were to extend to the Units of Partnership Interest acquired through such assignment.

      "Letter of Transmittal" means the form of letter attached to this Continuing Offer pursuant to which an Initial Offeree or a Designated Offeree may tender his Partnership Interests or Rights in exchange for shares of Common Stock.

      "Look Through Entity" shall mean any Person that (i) is not an individual or an organization described in Sections 401(a), 501(c)(17), or 509(a) of the Code or a portion of a trust permanently set aside or to be used exclusively for the purposes described in Section 642(c) of the Code or a corresponding provision of a prior income tax law, and (ii) provides TRG, not less than ten days prior to becoming a holder of Units of Partnership Interest, with (a) a written affirmation and undertaking, subject only to such exceptions as are acceptable to TRG in its sole discretion, that (w) it is not an organization described in Sections 401(a), 501(c)(17) or 509(a) of the Code or a portion of a trust permanently set aside or to be used exclusively for the purposes described in Section 642(c) of the Code or a corresponding provision of a prior income tax law, (x) assuming that this Continuing Offer were to extend to Units of Partnership Interest held by such Person, after the application of the rules for determining stock ownership, as set forth in Section 544(a) of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3)(A) of the Code, no "individual" would own, Beneficially or Constructively, more than the then-applicable Ownership Limit, such ownership, solely for the purpose of this clause (x) (but not for determining whether such "individual" is in compliance with the Ownership Limit for any other purpose), to be determined by taking into account only such "individual's" Beneficial and Constructive Ownership derived solely from such Person, (y) based on such Person's actual knowledge, no such "individual" would not qualify as an Eligible Holder, and (z) it does not Constructively Own 10% or more of the equity of any tenant with respect to real property from which the Company or TRG receives or accrues any rent from real property, and (b) such other information regarding the Person that is relevant to the Company's qualification to be taxed as a real estate investment trust as defined in Section 856 of the Code as TRG may reasonably request.

      "Offeree" means an Initial Offeree or a Designated Offeree.

      "Ownership Limit" means the Ownership Limit as set forth in the Amended and Restated Articles of Incorporation of the Company at the relevant time.

      "Partnership Agreement" means The Amended and Restated Agreement of Limited Partnership of The Taubman Realty Group Limited Partnership, dated November 30, 1992, as amended by a First Amendment to The Amended and Restated Agreement of Limited Partnership of The Taubman Realty Group Limited Partnership, dated as of September 30,

1997, as further amended from time to time.

      "Partnership Committee" means the Partnership Committee and the Executive Committee established for TRG pursuant to the Partnership Agreement.

      "Partnership Interest" means an interest, as a Partner, in TRG, as such terms are defined in the Partnership Agreement.

      "Partnership Interest Certificate" means a certificate of TRG representing one or more Units of Partnership Interest.

      "Person" or "Persons" means an individual, a partnership (general or limited), corporation, joint venture, business trust, cooperative, association, or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane, or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision, or other instrumentality thereof, or any other entity.

      "Preferred Stock" means the up to 50 million shares of preferred stock that the Company may issue in one or more series having such rights, preferences, and priorities as the Company's Board of Directors may determine from time to time.

      "Record Partner" is defined in the definition of Actually.

      "Restricted Offeree" is defined in Section 3 of this Continuing Offer.

      "Rights" means Incentive Options that have been exercised, provided that all payments with respect to the exercise have been fully paid to TRG.

      "Settlement Date" is defined in Section 3 of this Continuing Offer.

      "Transfer Determination" has the same meaning as set forth in the Partnership Agreement.

      "TRG" means The Taubman Realty Group Limited Partnership, a Delaware limited partnership.

      "Units of Partnership Interest" means the units into which Partnership Interests are divided.

      2. Terms of this Continuing Offer.

      Upon the terms and subject to the conditions of this Continuing Offer, the Company will exchange shares of Common Stock for outstanding Partnership Interests or Rights owned by an Initial Offeree or a Designated Offeree that are properly tendered. This Continuing Offer may not be withdrawn, changed, or modified by the Company, without the prior written consent of each Initial Offeree and Designated Offeree, except that a change or modification that is for the benefit of, or not adverse to the rights of, the Initial Offerees and Designated

Offerees may be made unilaterally by the Company. Notwithstanding the foregoing, a change or modification that is only adverse to the rights of certain Initial Offerees or Designated Offerees requires the prior written consent only of the adversely affected Initial Offerees or Designated Offerees.

     No tendering Initial Offeree or Designated Offeree will have any rights as a shareholder of the Company until such time as that person becomes a holder of record of shares of Common Stock.

      3. Acceptance for Payment and Payment for Partnership Interests or Rights.

      Upon the terms and subject to the conditions of this Continuing Offer, the Company will purchase and pay for Partnership Interests or Rights properly tendered at the rate of one share of Common Stock for each tendered Unit of Partnership Interest (including each Unit of Partnership Interest in respect of a properly tendered Right). Each Offeree tendering outstanding Partnership Interests (but not Rights) shall pay to the Company on the Settlement Date (defined below), in cash, an amount equal to the sum of (a) minus (b), where (a) equals the number of tendered Units of Partnership Interest (excluding Units of Partnership Interest in respect of tendered Rights) multiplied by the Company's then-current per share quarterly dividend, and (b) equals the amount of distributions (as determined by the Company) that the Company can reasonably expect to receive from TRG under Section 5.2(a) of the Partnership Agreement with respect to the tendered Units of Partnership Interest between the Settlement Date and the next record date for the Company's quarterly dividend on the Common Stock. The Company will purchase and pay for properly tendered Partnership Interests or Rights on the date (the "Settlement Date") that is the later of: (i) the expiration of three Business Days from the date that the Company receives the tender of the Partnership Interests or Rights in proper form and meeting all of the requirements of this Continuing Offer (or such shorter period that is the then prevailing settlement period for trades on the New York Stock Exchange), and (ii) the expiration or termination of the waiting period applicable to each tender, if any, under the HSR. The Company agrees to use its best efforts to obtain an early termination of the waiting period applicable to each tender, if any, under HSR. Furthermore, each tender and the issuance of Common Stock with respect thereto will be subject to any change in securities or other applicable law imposing limits or conditions on such tender or the issuance of Common Stock with respect to such tender. In all cases, payment for the Partnership Interests or Rights tendered pursuant to this Continuing Offer will be made only after timely receipt by the Company of the Partnership Interest Certificate or a copy of the agreement evidencing the grant of the Rights, together with evidence of exercise and payment with respect to the exercise, a properly completed and duly executed Letter of Transmittal, and any other documents required by the Letter of Transmittal.

      Notwithstanding the foregoing, the maximum number of Units of Partnership Interest that a person listed on Schedule B to this Continuing Offer (each, a "Restricted Offeree") may tender under this Continuing Offer during any 90 day period with respect to outstanding Partnership Interests Actually held or Constructively or Beneficially Owned by such Offeree (but excluding from this restriction all Units of Partnership Interest in respect of Incentive Options or Rights Actually held by such Offeree) shall not exceed the number of shares of Common Stock that such Offeree would be entitled to sell under Rule 144(e)(1) under the Act, assuming that at the time of each sale during such 90 day period such Restricted Offeree is an "affiliate" (as defined in Rule 144(a)(1)) of the Company.

      Under no circumstances will interest be paid by the Company by reason of any delay in making such issuance of shares of Common Stock as a result of the conditions set forth in the preceding or following paragraph.

      Except as provided below, the Company will use its best efforts to have and maintain an effective registration statement under the Act so that the Company's issuance of the shares of Common Stock under this Continuing Offer or the resale of such shares by an Offeree who is not an "affiliate" (as defined in Rule 144(a)(1) under the Securities Act) of the Company will be registered under the Act; however, the Company shall not be required to maintain such an effective registration statement for the use of the persons identified on Schedule B to this Continuing Offer. Anything in this Continuing Offer to the contrary notwithstanding, the Company shall not be required to accept any tender or issue any Common Stock at any time if to do so would cause any violation of the Act or the Exchange Act or any applicable blue sky or other state securities or real estate syndication laws.

      4. Procedure for Tendering Partnership Interests or Rights.

     Subject  to the  conditions  set  forth  in  this  Continuing  Offer,  each tendering Initial Offeree or Designated Offeree may tender any or all Partnership Interests or Rights owned by such Initial Offeree or Designated
Offeree by delivering to the Company, at 200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan 48304 (or such other address as the Company shall provide in writing to each Initial Offeree and Designated Offeree), a completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal. Each tendering Initial Offeree or Designated Offeree shall simultaneously deliver to TRG, at 200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan 48304 (or such other address as TRG shall provide in writing to each Initial Offeree or Designated Offeree), a copy of such duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal.

      If a Transfer Determination shall not have already been obtained or deemed obtained by the tendering Initial Offeree or Designated Offeree at the time of the tender (i.e., at the time of receipt by the Company of a Letter of Transmittal), then TRG (within three Business Days of receipt by TRG of a copy of a Letter of Transmittal from an Initial Offeree or Designated Offeree) shall provide, if it is able to then provide pursuant to the Partnership Agreement, each such Person and the Company with a Transfer Determination. A Transfer Determination will be deemed to have been provided if not refused by a writing delivered to the Company and each applicable Initial Offeree or Designated Offeree within such three Business Day period. If an Initial Offeree or Designated Offeree (i) is refused a Transfer Determination, such Person shall be deemed to have withdrawn the tender in its entirety or (ii) receives a limited Transfer Determination, such Person shall be deemed to have withdrawn such amount of Partnership Interests or Rights as is necessary in order to satisfy the limited Transfer Determination.

      Unless an exception applies under applicable law and regulations, the Company will be required to withhold, and will withhold, 31% (or such other amount as subsequent law may require) of the gross proceeds (including dollar equivalent of shares of Common Stock) paid to a tendering Initial Offeree or Designated Offeree pursuant to this Continuing Offer unless the Initial Offeree or Designated Offeree provides his tax identification number (employer identification number or Social Security Number) and certifies that such number is correct. Unless such an exception exists and is proved in a manner satisfactory to the Company, each tendering Initial Offeree or Designated Offeree should, therefore, complete and sign the main signature form on the Letter of Transmittal and sign the Substitute Form W-9 included as part of the Letter of Transmittal, so as to provide the information and certification necessary to avoid backup withholding.

      The tender of Partnership Interests or Rights pursuant to the foregoing will constitute a binding agreement between the tendering Initial Offeree or Designated Offeree and the Company upon the terms and subject to the conditions of this Continuing Offer and will not be subject to withdrawal or change except as provided in Section 2 or this Section 4 of this Continuing Offer.

      All questions as to the validity and form of any tender of Partnership Interests or Rights will be determined in the sole discretion of the Company, which determination shall be final and binding.

      5. Rights as a Partner.

      Until the Settlement Date, each tendering Initial Offeree and Designated Offeree shall continue to own his respective tendered Partnership Interests or Rights, and will continue to be treated as the holder of such tendered Partnership Interests or Rights for all purposes of the Partnership Agreement, including, without limitation, for purposes of voting, consent, allocations and distributions (subject only to reasonable accounting conventions adopted by TRG for purposes of determining the partners' varying percentage interests in TRG during the taxable year). Tendered Partnership Interests will be transferred to the Company only upon receipt by the tendering Initial Offeree or Designated Offeree of shares of Common Stock in payment in full therefor.

      6. Covenants of TRG.

      In addition to its obligations contained in Section 4 of this Continuing Offer, TRG agrees to promptly notify the Company in writing of the name of each holder of an Incentive Option who becomes a holder of Rights.

      7.    Miscellaneous.

            (a) This Continuing Offer shall be governed in all respects by the laws of the State of Michigan.

            (b) This Continuing Offer and the Letter of Transmittal constitute the full and entire understanding and agreement with regard to the subjects of this Continuing Offer and the Letter of Transmittal.

            (c) Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a "notice") required or desired to be given or made under this Continuing Offer shall be in writing (except as otherwise provided in this Continuing Offer), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by facsimile transmission with receipt acknowledged, (iii) three days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested (a) if to an Initial Offeree, at such Initial Offeree's address set forth in Exhibit A or as shall have been furnished by such Initial Offeree to the Company in writing, or at such other address or to the telefax number as such Initial Offeree shall have furnished to the Company in writing, (b) if to any Designated Offeree, at such address or to the telefax number as such Designated Offeree shall have furnished the Company in writing, or (c) if to the Company, at the address of its principal executive offices and addressed to the attention of the Treasurer, or at such other address or to the telefax number as the Company shall have furnished to each Initial Offeree or Designated Offeree.

            (d) In the event that any provision of this Continuing Offer becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, this Continuing Offer shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Continuing Offer to any Person.

            (e) The words "herein", "hereinafter", "hereof", and "hereunder" refer to this Continuing Offer as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

            (f) Whenever in this Agreement the term "assignee" is used, it shall include each assignee, transferee, distributee (whether or not in liquidation of the distributing Person), assignee of an assignee through one or more predecessor assignments and, by way of illustration and not limitation, each Person who becomes an assignee as a result of a secured creditor exercising its rights under a security agreement and/or applicable law, in each case, whether the assignment creating the assignee was effected with or without consideration, by gift or bequest, by operation of law, or otherwise. The terms "assign", "assigned", and "assignment" shall be similarly construed.

            (g) Section titles are for descriptive purposes only and shall not control or alter the meaning of this Continuing Offer as set forth in the text.


                                    TAUBMAN CENTERS, INC.


                                    By: /s/ Robert S. Taubman
                                        ----------------------------------------


                                    Its: President and Chief Executive Officer
                                         ---------------------------------------

                              The undersigned executes this Continuing Offer for
the sole purpose of agreeing to be bound by the provisions of the second paragraph of Section 4, Section 5, and Section 6 of this Continuing Offer.



                                    The Taubman Realty Group Limited Partnership



                                    By:  Taubman Centers, Inc.


                                    Its: Managing General Partner





                                    By:  /s/ Robert S. Taubman
                                         ---------------------------------------



                                    Its: President and Chief Executive Officer
                                         ---------------------------------------

                                   SCHEDULE A


Robert S. Taubman
The Taubman Company
200 E. Long Lake Road
Suite 300
Bloomfield Hills, MI  48304

William S. Taubman
The Taubman Company
200 E. Long Lake Road
Suite 300
Bloomfield Hills, MI  48304

Gayle T. Kalisman
117 E. 72nd Street
Apt. 10
New York, NY  10021

Burkhardt Family Trust
c/o Joseph E. Burkhardt
5025 S. McCarron Boulevard
Suite 356
Reno, NV  89502

Leonard Dobbs
117 East 57th Street
Apt. 38B
New York, NY  10022

Gloria Dobbs
c/o Robert Ganer, CPA
Ganer & Ganer P.C.
1995 Broadway
New York, NY  10023

Max M. Fisher, acting not individually but as Trustee, or the successor(s) in trust, of The Max M. Fisher Revocable Trust, as amended and restated in its entirety by Instrument dated May 11, 1992 (as the same may be amended from time to time)
2700 Fisher Building
27th Floor
Detroit, Michigan 48202

Richard P. Kughn
Kughn Enterprises
22842 Orchard Lake Road
Farmington, Michigan  48336-3223

The Kughn Real Properties Co.
22842 Orchard Lake Road
Farmington, Michigan  48336-3223

Robert C. Larson
The Taubman Company
200 E. Long Lake Road
Suite 300
Bloomfield Hills, MI  48304

Marvin G. Leech
691 Christina Drive
Incline Village, NV  89450

Margaret Putnam
1361 Cedar Bend Drive
Bloomfield Hills, MI 48302

Avner and Gloria Frank Naggar Living Trust
c/o Avner Naggar
3205 Ralston Avenue
Hillsborough, CA  94010

Michaela Naggar Bourne
10 Pilgrim Road
Short Hills, NJ  07078

Auri Neal Naggar
336 Valdez
Half Moon Bay, CA  94019

Ron Naggar
140 East Terrace
Fresno, CA  93704

David Naggar
3205 Ralston Avenue
Hillsborough, CA  94010

Tamara Naggar
15444 Wyandotte
Van Nuys, CA  91406

Sidney R. Unobskey
2770 Green Street
San Francisco, CA  94123

Charles Carlise
87 Biltmore Estates
Phoenix, Arizona  85016

El Camino Associates
Attn:  Charles Carlise
87 Biltmore Estates
Phoenix, Arizona  85016

Grossman/Southwest Associates Limited Partnership
c/o Grossman Company Properties
Attn:  Samuel M. Grossman
3101 North Central Avenue, Suite 1390
Phoenix, Arizona  85012

Southwest Associates
c/o Paul Holste
Grossman Company Properties
3101 North Central Avenue, Suite 1390
Phoenix, Arizona  85012

Pacific Telesis Group Master Pension Trust
Attn:  Barbara McDowell
Corporate Manager - Alternative Investments
175 E. Houston, Room 7 C 8
San Antonio, Texas  78205

                                   SCHEDULE B


Robert S. Taubman

William S. Taubman

Gayle T. Kalisman

                              LETTER OF TRANSMITTAL

                    To Tender Partnership Interests or Rights

              Pursuant to the Amended and Restated Continuing Offer

                            Dated September 30, 1997

                                       of

                              Taubman Centers, Inc.


To:   Taubman Centers, Inc.
      c/o The Taubman Company Limited Partnership
      200 East Long Lake Road, Suite 300
      Bloomfield Hills, Michigan 48304


--------------------------------------------------------------------------------


Name and Address of Partner or Incentive Option Holder:

      Name
          ----------------------------------------------------------------------

      Address
             -------------------------------------------------------------------

      City                                   State        Zip Code
          ----------------------------------      -------          -------------

Incentive Options Being Tendered
--------------------------------

                                                     Number of TRG Units
                                  Number of TRG      Subject to Options
            Date of Option      Units Covered by       Being Exercised
             Agreement(s)       Option Agreement        and Tendered

            --------------      ----------------     -------------------

            --------------      ----------------     -------------------

            --------------      ----------------     -------------------



Partnership Interests Being Tendered
------------------------------------


              Partnership Interest             Number of Units
               Certificate Numbers             Being Tendered

              --------------------             ---------------

              --------------------             ---------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

      The undersigned hereby tenders to Taubman Centers, Inc., a Michigan corporation ("TCI"), the above-described Incentive Options ("Rights") or Partnership Interests pursuant to TCI's Amended and Restated Continuing Offer dated September 30, 1997 (the "Continuing Offer") in accordance with the terms and conditions of the Continuing Offer and this Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged. All terms used herein but not defined herein are used as defined in the Continuing Offer.

      Subject to, and effective upon, payment (i.e. issuance of shares of Common Stock) for any Rights or Partnership Interests tendered herewith, the undersigned hereby assigns and transfers to TCI all right, title and interest in and to all of the Rights or Partnership Interests that are being tendered hereby and irrevocably constitutes and appoints The Taubman Company Limited Partnership (the "Agent), with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), to (a) present such Rights or Partnership Interests for transfer on TRG's books and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Rights or Partnership Interests, all in accordance with the terms of the Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to exercise and tender any tendered Rights and to tender the tendered Partnership Interests and that, upon payment by TCI in accordance with the Continuing Offer, TCI will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, but subject, in any event, to all of the terms and conditions of the Partnership Agreement. The undersigned will, upon request, execute any additional documents deemed by the Agent or TCI to be necessary or desirable to complete the exercise and tender of the tendered Rights or the transfer of the tendered Partnership Interests.

      All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned. Except as stated in the Continuing Offer, this tender is irrevocable.

      The undersigned understands that a tender of Rights or Partnership Interests pursuant to the Continuing Offer constitutes a binding agreement between the undersigned and TCI upon the terms and subject to the conditions of the Offer.

      Unless otherwise indicated under "Special Delivery Instructions," please mail the shares of Common Stock for the purchase price (and accompanying documents, as appropriate) to the address of the registered holder appearing under "Description of Rights Tendered." In the event that the Special Delivery Instructions are completed, please issue the shares of Common Stock for the purchase price in the name of the registered holder and transmit the same to the person or persons so indicated.

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 4 and 5)

      Complete this section unless you intend to hold the shares of Common Stock in certificated form, delivered to you at the address shown on page 1.

      Certificate(s) for shares of Common Stock should be registered in the name shown below and mailed to the following address:

Name as it is to appear on Stock Certificate
                                            ------------------------------------
                                          (please print)

Address
       -------------------------------------------------------------------------

City                                   State       Zip Code
    ----------------------------------      ------         ---------------------

Tax Identification or Social Security Number
                                            ------------------------------------

                                    SIGNATURE


--------------------------------------------------------------------------------
                           Signature of Rights Holder

Dated
     ---------------------------------------------------------------------------

Name
    ----------------------------------------------------------------------------
            (please print)

This Letter of Transmittal must be signed by the current holder as the holder's name appears on the Incentive Option Agreement(s) evidencing the Rights or on the Partnership Interest Certificate representing the tendered Partnership Interest. If signature is by a trustee, executor, guardian, or others acting in a fiduciary or representative capacity, please set forth your full title below and see Instruction 3.

Capacity (Full Title)
                     -----------------------------------------------------------

Street Address
              ------------------------------------------------------------------

City                                   State       Zip Code
    ----------------------------------      ------         ---------------------

Area Code and Tel. No.
                      ----------------------------------------------------------

Tax Identification or Social Security No.
                                         ---------------------------------------

                            Guarantee of Signature(s)
                               (See Instruction 5)
Authorized
Signature
         -----------------------------------------------------------------------

Name of
Firm
    ----------------------------------------------------------------------------

Dated
     ---------------------------------------------------------------------------

                                  INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Continuing Offer

      1. Delivery of Letter of Transmittal and Agreement Evidencing Rights. This Letter of Transmittal is to be completed by the holder of Rights (i.e., Incentive Options) or Partnership Interests being tendered. Agreements evidencing Rights (i.e., Incentive Option Agreements) together with evidence of exercise and payment with respect to the Rights, the Partnership Interest Certificates with respect to any tendered Partnership Interests, as well as a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Agent. No alternative, conditional, or contingent tenders will be accepted.

      2. Partial Tenders. All Rights represented by an Option Agreement, or Partnership Interests represented by a Partnership Certificate, delivered to the Agent will be deemed to have been tendered unless otherwise indicated.

      3. Signatures on Letter of Transmittal. The signature must correspond with the name as written on the face of the Incentive Option Agreement evidencing Rights or on the face of the Partnership Interest Certificate without any change whatsoever. If any tendered Rights or Partnership Interests are registered in different names, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of Rights or Partnership Interests.

      If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, each person should so indicate when signing, and proper evidence satisfactory to the Agent of their authority so to act must be submitted.

      4. Special Delivery Instructions. If a certificate for shares of Common Stock is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate sections of this Letter of Transmittal should be completed.

      5. Guarantee of Signature. A signature guarantee on this Letter of Transmittal is required only if the registered holder of the Rights or Partnership Interests has completed the section entitled "Special Delivery Instructions." In such case, all signatures on this Letter of Transmittal must be guaranteed by a member firm of any registered national securities exchange in the United States or of the National Association of Securities Dealers, Inc. or by a bank, credit union, or savings association having an office, branch, or agency in the United States.

      6. Waiver of Conditions. TCI reserves the absolute right to waive any of the specified conditions of the Offer in the case of the Rights or Partnership Interests tendered.

      7. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Continuing Offer and the Letter of Transmittal may be directed to the Agent at the address set forth above.